SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest event Reported):
                     December 16, 2005 (December 12, 2005)


                          Commission File No. 000-33131

                           LEXICON UNITED INCORPORATED
         ---------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)


               DELAWARE                                 06-1625312
     ------------------------------              ------------------------
    (State or other jurisdiction of             (I.R.S.  Empl. Ident. No.)
     incorporation or organization)

            4500 Steiner Ranch Blvd., Suite#1708, Austin, Texas 78732
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                    (Address of Principal Executive Offices)

                                 (512) 266-3507
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              (Registrant's Telephone Number, Including Area Code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 12, 2005, Lexicon United Incorporated (the "Company") entered into a Share Exchange Agreement (the "Share Exchange Agreement") with ATN Capital & Participacoes Ltda., a Brazilian limited company ("ATN"), and Omar Malheiro Silva Araujo and Manuel da Costa Fraguas, each shareholders of ATN (the "ATN Shareholders"), pursuant to which the Company agreed to acquire Four Hundred Thousand (400,000) shares of the outstanding capital stock of ATN ("ATN Shares") from the ATN Shareholders, in exchange for Two Million (2,000,000) shares of the Company's common stock, in the aggregate, and a cash payment of One Hundred and Seven Thousand, Six Hundred and Ninety-Two Dollars ($107,692.00), in the aggregate. The ATN Shares constitute eighty percent (80%) of ATN's issued and outstanding shares.

         Upon the closing of the transaction, the ATN Shareholders will became holders of approximately twenty-three and sixty-five one hundredth percent (23.65%) of the issued and outstanding common stock of the Company, in the aggregate, and ATN will become an eighty percent (80%) majority-owned subsidiary of the Company.

         The Share Exchange Agreement is filed as an exhibit to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

Exhibit No.       Description
-----------       -----------

10.1 Share Exchange Agreement, dated December 12, 2005, among Lexicon United Incorporated, ATN Capital & Participacoes Ltda., Omar Malheiro Silva Araujo and Manuel da Costa Fraguas.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, in the City of Rio de Janeiro, Brazil on December 16, 2005.


                    LEXICON UNITED INCORPORATED


                    By:      /s/ Elie Saltoun
                       --------------------------------------------------
                             Elie Saltoun
                             Chief Executive Officer, President and Treasurer

                                  EXHIBIT INDEX


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Exhibit No.      Description of Exhibit
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10.1             Share Exchange Agreement, dated December 12, 2005, among
                 Lexicon United Incorporated, ATN Capital & Participacoes Ltda., Omar Malheiro Silva Araujo and Manuel da Costa Fraguas.
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